                                                                     Exhibit 4.2

                      [FORM OF SERIES B RIGHTS CERTIFICATE]

[LIBERTY MEDIA CORPORATION LOGO]

                           SERIES B RIGHTS CERTIFICATE NO.
                                                          ---------------------
                           CUSIP NUMBER
                                        ---------------------------------------

SERIES B RIGHTS CERTIFICATE TO SUBSCRIBE FOR SHARES OF SERIES B COMMON STOCK FOR HOLDERS OF RECORD ON ------- ---, 2002. EXERCISABLE ON OR BEFORE 5:00 P.M., NEW
       YORK CITY TIME, ON ------- ---, 2002, UNLESS EXTENDED BY THE COMPANY.


REGISTERED HOLDER OF THIS SERIES B RIGHTS CERTIFICATE:

Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------


SUBSCRIPTION PRICE:                    NUMBER OF SERIES B RIGHTS REPRESENTED
                                        BY THIS SERIES B RIGHTS CERTIFICATE
$     PER SHARE
                                          --------------------------------


            Liberty Media Corporation, a Delaware corporation (the "Company"), is conducting a rights offering (the "Rights Offering"), which entitles the holders of the Company's Series B common stock, par value $0.01 per share (the "Series B Common Stock"), as of the close of business on ------- ---, 2002 (the "Record Date"), to receive 0.-- transferable subscription rights (each, a "Series B Right") for each share of Series B Common Stock held by them of record on the Record Date. Each whole Series B Right entitles the holder thereof to subscribe for and purchase one share of Series B Common Stock (the "Basic Subscription Privilege") at a subscription price of $----- per share (the "Subscription Price"). If any shares of Series B Common Stock available for purchase in the Rights Offering are not purchased by the Series B Rightsholders pursuant to the exercise of their Basic Subscription Privilege (the "Excess Shares"), any Series B Rightsholder fully exercising its Basic Subscription Privilege hereunder may subscribe for a number of Excess Shares by so specifying on Form 1 or on separate instructions accompanying this Series B Rights Certificate delivered to the Subscription Agent pursuant to the terms and conditions of the Rights Offering, subject to proration (the "Oversubscription Privilege") as described in the prospectus (the "Prospectus") dated ------- ---, 2002. If the aggregate subscription price delivered or transmitted by the Series B Rightsholder with this Series B Rights Certificate exceeds the aggregate subscription price for all shares for which the Series B Rightsholder would be entitled to subscribe pursuant to its Basic Subscription Privilege and no direction is given as to the excess, such Series B Rightsholder will be deemed to have subscribed for a number of Excess Shares equal to the maximum whole number of Excess Shares that could be purchased with such excess subscription price. No fractional Series B Rights or cash in lieu thereof will be issued or paid. Set forth above is the number of Series B Rights evidenced by this Series B Rights Certificate that the Series B Rightsholder is entitled to exercise pursuant to such Series B Rightsholder's Basic Subscription Privilege.

LIBERTY MEDIA CORPORATION

By:
    -----------------------                        ------------------------
    President                                      Secretary

Countersigned:
[SUBSCRIPTION AGENT]

By:
   ------------------------------
   Authorized Signature

            FOR A MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, PLEASE REFER TO THE PROSPECTUS, WHICH IS INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE INFORMATION AGENT, [_____________, AT (800) ___-____].

            THIS SERIES B RIGHTS CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ______________________, OR GUARANTEED DELIVERY REQUIREMENTS MUST BE COMPLIED WITH, WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON ______ __, 2002, UNLESS EXTENDED IN THE SOLE DISCRETION OF THE COMPANY (AS IT MAY BE EXTENDED, THE "EXPIRATION TIME"). ANY SERIES B RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION TIME WILL BE NULL AND VOID. ANY SUBSCRIPTION FOR SHARES OF SERIES B COMMON STOCK IN THE RIGHTS OFFERING MADE HEREBY IS IRREVOCABLE. THE SUBSCRIPTION AGENT WILL ISSUE CERTIFICATES REPRESENTING SHARES OF SERIES B COMMON STOCK PURCHASED PURSUANT TO THE RIGHTS OFFERING AS SOON AS PRACTICABLE FOLLOWING THE EXPIRATION TIME.

            The registered owner whose name is inscribed hereon or its assigns, is entitled to subscribe for shares of Series B Common Stock upon the terms and subject to the conditions set forth in the Prospectus.

            Some or all of the Series B Rights represented by this Series B Rights Certificate may be exercised by duly completing Form 1, may be transferred to a designated transferee or assigned to a bank or broker to sell for you by duly completing Form 2 or may be transferred to the Subscription Agent to sell for you by duly completing Form 3. Any Series B Rightsholder who wishes to have its purchased shares, new Series B Rights Certificates or sale proceeds, if any, delivered to a different person or address than the one set forth hereon must duly complete Form 4. Before exercising, assigning, transferring or selling any Series B Rights, Series B Rightsholders are advised to review the Prospectus and the Instructions For Use of Liberty Media Corporation Rights Certificates accompanying this Series B Rights Certificate, additional copies of each of which are available from the Information Agent.

            THIS SERIES B RIGHTS CERTIFICATE IS TRANSFERABLE, AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SERIES B RIGHTS CERTIFICATES EVIDENCING FULL RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

            SERIES B RIGHTSHOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE, ASSIGN, TRANSFER OR SELL ONLY PART OF THEIR SERIES B RIGHTS, THEY MAY NOT RECEIVE A NEW SERIES B RIGHTS CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING SERIES B RIGHTS EVIDENCED THEREBY.

                                     FORM 1

                            EXERCISE AND SUBSCRIPTION

      The undersigned hereby irrevocably exercises one or more Series B Rights to subscribe for shares of Series B Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.*

(a)  Number of shares subscribed for pursuant to the Basic Subscription
     Privilege:

     ____ X $____ = $_____ payment. (One whole Right needed to subscribe for one share.)

(b)  Number of shares subscribed for pursuant to the Oversubscription Privilege:

      ____ X $____ = $_____ payment.

      By exercising this Oversubscription Privilege, the undersigned Series B Rightsholder hereby represents and certifies that the undersigned has fully exercised its Basic Subscription Privilege received in respect of shares of Series B Common Stock held in the capacity described on the face of this Series B Rights Certificate.

(c) Total Subscription (total number of shares on lines (a) and (b) multiplied by the Subscription Price) = $_________ payment.

      METHOD OF PAYMENT (CHECK AND COMPLETE APPROPRIATE BOX(ES)):

     [_] Check, bank draft, or money order payable to "_______________", as "Subscription Agent";

     [_]  Wire transfer of immediately available funds directed to
          ____________________, [City], [State], ABA No. ________, Attention:
          ___________ Account No. _________ (Liberty Media);

     [_] 7-7/8% Senior notes due July 15, 2009, bearing CUSIP No. 530715AB7, in the aggregate principal amount of $________;**

___________

* If the aggregate Subscription Price enclosed or transmitted is insufficient to purchase the total number of shares of Series B Common Stock included in lines
(a) and (b), or if the number of shares being subscribed for is not specified, the Series B Rightsholder exercising this Series B Right Certificate shall be deemed to have subscribed for the maximum amount of shares of Series B Common Stock that could be subscribed for with the aggregate Subscription Price received. If the number of shares of Series B Common Stock to be subscribed for pursuant to the Oversubscription Privilege is not specified and the amount enclosed or transmitted exceeds the aggregate Subscription Price for all shares which may be purchased pursuant to the Basic Subscription Privilege represented by this Series B Rights Certificate and no direction is given as to the excess (the "Subscription Excess"), the Series B Rightsholder exercising this Series B Rights Certificate shall be deemed to have exercised the Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Series B Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price, subject to the limit on the number of shares of Series B Common Stock available to be purchased in the Rights Offering less the number of shares purchased under the Series B Rightsholder's Basic Subscription Privilege. To the extent any portion of the aggregate Subscription Price enclosed or transmitted remains after the foregoing procedures, such excess payment shall be mailed or otherwise promptly returned to the Series B Rightsholder without interest or deduction as soon as practicable after the Expiration Time.

** Debt securities may be tendered only in increments of $1,000 principal amount in exchange for the integral multiple of shares of Series B Common Stock indicated in the table below:

 DEBT SECURITIES                  CUSIP NUMBER    SHARES OF SERIES B COMMON STOCK
                                                 FOR EACH $1,000 PRINCIPAL AMOUNT
                                                             TENDERED:
 7 7/8% senior notes due July      530715AB7                 [_______]
 15, 2009
 8 1/2% senior debentures due      530715AD3                 [_______]
 January 15, 2029
 8 1/4% senior debentures due      530715AJ0                 [_______]
 February 1, 2030
 7 3/4% senior notes due July      530718AA3                 [_______]
 15, 2009

Payment by means of an exchange of debt securities will be deemed to have been received by the Subscription Agent only when you have tendered the debt securities pursuant to the book-entry delivery procedures set forth in the Prospectus.

                                      1-A

     [_] 8-1/2% Senior debentures due January 15, 2029, bearing CUSIP No. 530715AD3, in the aggregate principal amount of $--------;**

     [_] 8-1/4% Senior debentures due February 1, 2030, bearing CUSIP No. 530715AJ0, in the aggregate principal amount of $--------;** or

     [_] 7-3/4% Senior notes due July 15, 2009, bearing CUSIP No. 530718AA3, in the aggregate principal amount of $--------.**

(d) If the Series B Rights being exercised pursuant to the Basic Subscription Privilege do not account for all of the Series B Rights represented by this Series B Rights Certificate (check only one):

      [_] Deliver to the undersigned a new Series B Rights Certificate evidencing the remaining unexercised Series B Rights to which the undersigned is entitled.

      [_] Deliver one or more Series B Rights Certificates in accordance with the undersigned's Form 2 instructions (which shall include any required signature guarantees).

      [_] Sell the remaining unexercised Series B Rights in accordance with the undersigned's Form 3 instructions (which shall include any required signature guarantees).

      [_] Do not deliver any new Series B Rights Certificates to me; instead, deliver such Series B Rights Certificates in accordance with the undersigned's Form 4 instructions (which shall include any required signature guarantees).

(e)   If Notice of Guaranteed Delivery procedures are being utilized:

      [_] Check here if Series B Rights are being exercised pursuant to the Notice of Guaranteed Delivery delivered to the Subscription Agent prior to the date hereof and complete the following:

      Name(s) of Registered Holder(s)
                                      -----------------------------------------

      Window Ticket Number (if any)
                                    -------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery
                                                         ----------------------

      Name of Institution Which Guaranteed Delivery
                                                   ----------------------------

      Registered Holder's Signature(s)
                                       ----------------------------------------

      Registered Holder's Signature(s)
                                       ----------------------------------------
                                         (If held jointly)

      Telephone No. (    )
                           ---------------------------------------------------

                                      1-B

                                     FORM 2

      [--] CHECK HERE TO TRANSFER SOME OR ALL OF YOUR UNEXERCISED SERIES B RIGHTS TO A DESIGNATED TRANSFEREE, OR TO ASSIGN SOME OR ALL OF YOUR UNEXERCISED SERIES B RIGHTS (BUT NO FRACTIONAL SERIES B RIGHTS) TO A BANK OR BROKER TO SELL FOR YOU

      For value received, ------ Series B Rights represented by this Series B Rights Certificate are hereby assigned to (please print name and address and Taxpayer Identification Number (see "Instructions For Use of Liberty Media Corporation Rights Certificates" accompanying this Series B Rights Certificate) of transferee in full (see instructions below regarding the transfer of all or a portion of your unexercised Series B Rights (but no fractional Series B Rights) to more than one person):

Name:
      ------------------------------------------------------------------------

Address:
         ---------------------------------------------------------------------

Taxpayer Identification Number:
                                ----------------------------------------------

Signatures of Transferor(s):
                                ----------------------------------------------

Signature(s) of Transferor(s):
                               -----------------------------------------------
                                    (If held jointly)

Signatures Guaranteed By:
                              ------------------------------------------------
                                    Eligible Institution

     Proceeds from the sale of Series B Rights may be subject to withholding of U.S. taxes unless the seller's certified U.S. taxpayer identification number (or certificate regarding foreign status) is on file with the Subscription Agent and the seller is not otherwise subject to U.S. backup withholding.

     If you desire to transfer or assign all or a portion of the unexercised Series B Rights (but no fractional Series B Rights) represented by this Series B Rights Certificate to more than one person, attach separate instructions for the Subscription Agent regarding such transfer(s) in accordance with Paragraph 4(d) of the "Instructions For Use of Liberty Media Corporation Rights Certificates." Note that any such request will require a signature guarantee from an Eligible Institution (as defined in the "Instructions For Use of Liberty Media Corporation Rights Certificates"), unless such requirement is waived by the Company in its sole and absolute discretion.

     If not all of the Series B Rights represented by this Series B Rights Certificate are exercised pursuant to Form 1, transferred to a designated transferee or assigned to a bank or broker to sell for you pursuant to Form 2 or transferred to the Subscription Agent to sell for you pursuant to Form 3, and there is sufficient time before the expiration of the Rights Offering, the Subscription Agent will issue a new Series B Rights Certificate to the transferor for the remaining Series B Rights not so exercised, transferred, assigned or sold unless otherwise separately instructed pursuant to Form 4, subject to the terms of the Rights Offering, as described in the Prospectus.

                                     FORM 3

     [--] CHECK HERE TO SELL SOME OR ALL OF YOUR UNEXERCISED SERIES B RIGHTS THROUGH THE SUBSCRIPTION AGENT

      The undersigned hereby authorizes the Subscription Agent to sell ------- Series B Rights represented by this Series B Rights Certificate but not exercised on Form 1, upon the terms and conditions described in the Prospectus, and to deliver to the undersigned a check for the proceeds, if any,* from the sale thereof, less any applicable brokerage commissions, taxes or other direct expenses of sale (see instructions below regarding the sale of only a portion of your unexercised Series B Rights). The Subscription Agent's obligation to execute orders is subject to its ability to find buyers for the Series B Rights.

     Proceeds from the sale of Series B Rights may be subject to withholding of U.S. taxes unless the seller's certified U.S. taxpayer identification number (or certificate regarding foreign status) is on file with the Subscription Agent and the seller is not otherwise subject to U.S. backup withholding.

      In order to sell Series B Rights through the Subscription Agent, you must complete and sign the substitute Form W-9, as provided in Section 9 of the "Instructions For Use of Liberty Media Corporation Rights Certificates."

Registered Holder's Signature(s):
                                          --------------------------------------

Registered Holder's Signature(s):
                                          --------------------------------------
                                          (If held jointly)
Signatures Guaranteed by:
                                          --------------------------------------
                                          Eligible Institution

      If you desire to sell only a portion of the unexercised Series B Rights (but no fractional Series B Rights) represented by this Series B Rights Certificate, attach separate instructions to the Subscription Agent regarding such sale(s) in accordance with Paragraph 4(f) of the "Instructions For Use of Liberty Media Corporation Rights Certificate." Note that any such request will require a signature guarantee from an Eligible Institution (as defined in the "Instructions for Use of Liberty Media Corporation Rights Certificate"), unless such requirement is waived by the Company in its sole and absolute discretion.

      If not all of the Series B Rights represented by this Series B Rights Certificate are exercised pursuant to Form 1, transferred to a designated transferee or assigned to a bank or broker to sell for you pursuant to Form 2 or sold by the Subscription Agent pursuant to this Form 3, and there is sufficient time before the expiration of the Rights Offering, the Subscription Agent will issue a new Series B Rights Certificate to the transferor for the remaining Series B Rights not so exercised, transferred, assigned or sold unless otherwise instructed pursuant to Form 4, subject to the terms of the Rights Offering, as described in the Prospectus.

--------------

* Any sale of your Series B Rights by the Subscription Agent will be deemed to have been made at the weighted average net sale price of all Series B Rights sold by the Subscription Agent.

                                     FORM 4

                              DELIVERY INSTRUCTIONS

      Address for mailing of shares of Series B Common Stock, new Series B Rights Certificate or any proceeds from the sales of shares in accordance with the Prospectus if other than shown above:

Name:
      ------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

Registered Holder's Signature(s):
                                  ---------------------------------------------

Registered Holder's Signature(s):
                                  ---------------------------------------------
                                          (If held jointly)

Signatures Guaranteed by:
                          ----------------------------------------------------
                                       Eligible Institution

      If the addressee above is not an Eligible Institution (as defined in the "Instructions For Use of Liberty Media Corporation Rights Certificates") or the Series B Rightsholder named on this Series B Rights Certificate or if the address above is different from the address set forth on the face of this Series B Rights Certificate, then the Series B Rightsholder completing this Form 4 must have an Eligible Institution guarantee such Series B Rightsholder's signature.

                                       7